SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): April 26, 2006
ENPRO INDUSTRIES, INC.
(Exact name of Registrant, as specified in its charter)

North Carolina	001-31225	01-0573945

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)
5605 Carnegie Boulevard, Suite 500
Charlotte, North Carolina 28209
(Address of principal executive offices, including zip code)
(704) 731-1500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
     On April 26, 2006, EnPro Industries, Inc. (the “Company”) and its primary U.S. operating subsidiaries amended the subsidiaries’ senior credit facility by entering into an Amended and Restated Loan and Security Agreement, dated as of April 26, 2006. The parties to this agreement, which we refer to as the credit agreement, are the financial institutions listed on the signature pages, as lenders; Bank of America, N.A., as the agent and letter of credit issuer; Banc of America Securities LLC, as sole lead arranger and sole book manager; Coltec Industries Inc, Coltec Industrial Products LLC, Garlock Sealing Technologies LLC, GGB LLC, Corrosion Control Corporation and Stemco LP, as the borrowers; the Company, as parent and as a guarantor; and certain other of the Company’s U.S. subsidiaries, as subsidiary guarantors. This credit agreement also amends and restates the separate security agreement that accompanied the prior credit agreement.
     As amended and restated, the credit agreement provides initially for a $75 million senior revolving credit facility. Under certain conditions, the borrowers may request that the facility be increased by up to $25 million, to $100 million total. Borrowings under the credit facility would be secured by receivables, inventories, intellectual property, insurance receivables and all other personal property assets (other than equipment) of the Company and its U.S. subsidiaries, and by a pledge of 65% of the capital stock of the Company’s direct foreign subsidiaries and 100% of the capital stock of U.S. subsidiaries. Prior to this amendment of the facility, the security agreement provided that borrowings would also be secured by equipment owned by the Company and its U.S. subsidiaries.
     The credit facility matures on April 30, 2011, and includes a sublimit of $30 million for letters of credit. Borrowing availability under the credit facility is determined by reference to a borrowing base of specified percentages of eligible accounts receivable and inventory and is reduced by usage of the facility (including outstanding letters of credit) and any reserves.
     Outstanding principal under the credit facility would initially bear interest at a rate equal to, at our option, either (1) the base rate or (2) the adjusted one, two, three or six-month LIBOR rate plus 1.25%. Pricing under the credit facility at any particular time will be determined by reference to a pricing grid based on average daily availability under the revolver for the immediately prior fiscal quarter. Under the pricing grid, the applicable margins will range from 0% to 0.25% for base rate loans and from 1.00% to 1.75% for LIBOR loans. The undrawn portion of the credit facility is subject to an unused line fee calculated at an annual rate of 0.25%. Outstanding letters of credit are subject to an annual fee equal to the applicable margin for LIBOR loans under the credit facility as in effect from time to time, plus a fronting fee on the aggregate undrawn amount of the letters of credit at an annual rate of 0.125%.
     The credit facility contains covenants that restrict, among other things, the ability of the Company and its subsidiaries to create liens, merge or consolidate, dispose of assets, incur or guarantee debt, pay dividends, repurchase or redeem capital stock and debt, make certain investments or acquisitions, enter into certain transactions with affiliates, enter into sale and leaseback transactions or change the nature of their business. The credit facility also contains a fixed charge coverage ratio covenant that applies only in the event borrowing availability falls below specified thresholds.
     The credit facility contains events of default including, but not limited to, nonpayment of principal or interest, violation of covenants, breaches of representations and warranties, cross-default to other debt, bankruptcy and other insolvency events, material judgments, certain ERISA events, actual or asserted invalidity of loan documentation and certain changes of control of the Company.
     The credit agreement, which is filed as Exhibit 10.1 to this Current Report, is incorporated herein by reference.
Item 2.02. Results of Operations and Financial Condition
     The information set forth in Item 2.02 of this Current Report, including Exhibit 99.1, is intended to be “furnished.” Such information shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
     On May 2, 2006, the Company issued a press release announcing its earnings for the first quarter ended March 31, 2006. A copy of such press release is included as Exhibit 99.1 hereto.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant
     The Company incorporates by reference the information in Item 1.01.
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits
Exhibit 10.1	Amended and Restated Loan and Security Agreement, dated April 26, 2006 by and among Coltec Industries Inc, Coltec Industrial Products LLC, Garlock Sealing Technologies LLC, GGB LLC, Corrosion Control Corporation and Stemco LP, as Borrowers; EnPro Industries, Inc., as Parent; QFM Sales and Services, Inc., Coltec International Services Co, Garrison Litigation Management Group, Ltd., GGB, Inc., Garlock International Inc, Stemco Delaware LP, Stemco Holdings, Inc., Stemco Holdings Delaware, Inc. and Garlock Overseas Corporation, as Subsidiary Guarantors; the various financial institutions listed on the signature pages thereof, as Lenders; Bank of America, N.A., as Agent and Issuing

Bank; and Banc of America Securities LLC, as Sole Lead Arranger and Sole Book Manager

Exhibit 99.1	Press release dated May 2, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Date: May 2, 2006

ENPRO INDUSTRIES, INC.
By:	/s/ Richard L. Magee
Richard L. Magee
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit

10.1	Amended and Restated Loan and Security Agreement, dated April 26, 2006 by and among Coltec Industries Inc, Coltec Industrial Products LLC, Garlock Sealing Technologies LLC, GGB LLC, Corrosion Control Corporation and Stemco LP, as Borrowers; EnPro Industries, Inc., as Parent; QFM Sales and Services, Inc., Coltec International Services Co, Garrison Litigation Management Group, Ltd., GGB, Inc., Garlock International Inc, Stemco Delaware LP, Stemco Holdings, Inc., Stemco Holdings Delaware, Inc. and Garlock Overseas Corporation, as Subsidiary Guarantors; the various financial institutions listed on the signature pages thereof, as Lenders; Bank of America, N.A., as Agent and Issuing Bank; and Banc of America Securities LLC, as Sole Lead Arranger and Sole Book Manager

99.1	Press Release dated May 2, 2006